Exhibit 10.1

AMENDMENT NO. 9 TO CREDIT AGREEMENT

This AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of September 22, 2018 between FLEXSHOPPER 2, LLC (the “Company”) and WE 2014-1, LLC (the “Administrative Agent” and “Lender”).

BACKGROUND

WHEREAS, the Company, the Administrative Agent, Wells Fargo Bank, National Association, as paying agent (the “Paying Agent”) and various lenders from time to time party thereto (the “Lenders”) are party to a certain Credit Agreement, dated March 6, 2015 (as amended, supplemented and otherwise modified as of the date hereof, the “Credit Agreement”);

WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized definitional terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Effective as of the date first written above, upon the satisfaction of the conditions set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)  The definition of “Equity Raise” is amended by deleting the reference to “$15,000,000” set forth therein and substituting “$12,500,000” therefor.

SECTION 3. Effectiveness. This Agreement shall become effective as of the date first written above upon delivery to the Administrative Agent of counterparts of this Agreement duly executed by each of the parties hereto.

SECTION 4.  Binding Effect; Ratification.

(a)  The Credit Agreement, as amended hereby, remains in full force and effect. Any reference to the Credit Agreement from and after the date hereof shall be deemed to refer to the Credit Agreement as amended hereby, unless otherwise expressly stated.

(b)  Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect and each is hereby ratified and confirmed by the parties hereto.

(c)  The Company represents and warrants to each Lender that each and every of its representations and warranties contained in Section 4 of the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

(d)  Notwithstanding anything to the contrary herein or in the Credit Document, by signing this Agreement, neither the Lender nor the Administrative Agent is waiving or consenting, nor has either of them agreed to waive or consent to in the future, the breach of (or any rights and remedies related to the breach of) any provisions of any of the Credit Documents.

(e) The Company agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, reasonable legal fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and all other instruments, documents and agreements executed and delivered in connection with this Agreement.

SECTION 5.  Miscellaneous.

(a) THIS Agreement SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW).

(b) The captions and headings used herein are for convenience of reference only and shall not affect the interpretation hereof.

(c) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(d) Executed counterparts of this Agreement may be delivered electronically.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

ADMINISTRATIVE AGENT and LENDER:

WE 2014-1, LLC

By:	/s/ Thomas Buttacavoli
Name:	Thomas Buttacavoli
Title:	Authorized Person

COMPANY:

FlexShopper 2, LLC

By:	/s/ Brad Bernstein
Name:	Brad Bernstein
Title:	CEO & President

Flexshopper No. 9 Amendment

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